March 7, 2014

WAVELENGTH INTEREST RATE NEUTRAL FUND
Supplement to Prospectus dated September 27, 2013

This supplement updates certain information in the Prospectus (the “Prospectus”) of the Wavelength Interest Rate Neutral Fund (the “Fund”) to revise information contained therein as described below.  For more information or to obtain a copy of the Prospectus free of charge, please contact the Fund at 1-866-896-9292.

The following replaces the 1st paragraph in the section entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES” on page 30 of the Prospectus in its entirety:

“The Fund expects to distribute substantially all of its net investment income to shareholders  on a quarterly basis and its net realized capital gains to shareholders at least annually.  These distributions will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash.  The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.”

Investors Should Retain this Supplement for Future Reference